Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (hereinafter referred to as “this Agreement”) dated as of November 18, 2020, by and among Blow and Drive Interlock Corporation, a Delaware corporation (“BDIC” or the “Company”), on the one hand, and Dai Song (“Investor”) on the other hand.

W I T N E S S E T H:

WHEREAS, Leet Technology Limited, a company organized under the laws of Malaysia (“LTL”) is engaged in the business of eSports and related electronic platforms (the “Business”) and is owned by the Investor;

WHEREAS, BDIC, desires to acquire, and the Investor desire to sell, up to One Hundred percent (100%) of LTL, or up to Ten Thousand (10,000) shares of the issued and outstanding ordinary shares of LTL (“LTL Ordinary Stock”), from the Investor in exchange for up to Ten Million (10,000,000) shares of BDIC’s common stock, par value $0.001 (“Common Stock”) (the “Exchange”), on the terms and conditions set forth below;

WHEREAS, the parties herein desire the Exchange to be a tax-free exchange under the Internal Revenue Code.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

Definitions

In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

“Affiliate” shall mean with respect to a specified Person, any other Person which, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes, with respect to a Person (a) any other Person which beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person or beneficially owns or holds ten percent (10%) or more of any other equity interests in such Person, (b) any other Person with respect to which such Person beneficially owns or holds ten percent (10%) or more of any class of voting securities or other securities convertible into voting securities of such Person, or owns or holds ten percent (10%) or more of the equity interests of the other Person, and (c) any director or senior officer of such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” shall mean this Share Exchange Agreement together with all exhibits and schedules referred to herein, which exhibits and schedules are incorporated herein and made a part hereof.

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall mean the date that the Closing takes place.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission or SEC” shall mean the United States Securities and Exchange Commission.

1

“Commission Reports” shall mean the Forms 10-K, 10-Q, 8-K, and other Commission filings required by the Securities Exchange Act of 1934, as amended, and Securities Act of 1933, as amended, which have been filed by the Company with the Commission as at the date of this Agreement.

“Company” shall have the meaning set forth in the recitals.

“Company Common Stock” shall mean the common stock of the Company at par value of USD $0.001 per share.

“Confidential Information” means any information concerning the businesses and affairs of LTL or the Company that is not already generally available to the public.

“Consideration” shall mean the consideration of Ten Million (10,000,000) shares of the Company’s Common Stock, par value $0.001, to be issued by the Company to the Investor for the acquisition by the Company of Ten Thousand (10,000) shares of the LTL Ordinary Stock (representing 100% of the total issued and outstanding shares of the LTL Ordinary Stock).

“Effective Time” shall have the meaning set forth in Section 2.3.

“Environmental Laws” shall have the meaning set forth in Section 4.14.

“Exchange” shall have the meaning set forth in the recitals.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Documents” shall have the meaning set forth in Section 3.2.

“Financial Statements” shall mean LTL’s balance sheets, statement of operations, changes in stockholders’ equity and cash flow as of and for the fiscal years ended December 31, 2018 (audited), and December 31, 2019 (audited) and the quarterly report of September 30, 2020 and September 30, 2019, reviewed by the auditor.

“GAAP” shall mean United States generally accepted accounting principles.

“Guaranty” shall mean, as to any Person, all liabilities or obligations of such Person, with respect to any indebtedness or other obligations of any other Person, which have been guaranteed, directly or indirectly, in any manner by such Person, through an agreement, contingent or otherwise, to purchase such indebtedness or obligation, or to purchase or sell property or services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or obligation or to guarantee the payment to the owner of such indebtedness or obligation against loss, or to supply funds to or in any manner invest in the debtor.

“LTL” shall mean Leet Technology Limited, a limited company organized under the laws of Labuan, Malaysia having its registered office at Level 8(B), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 Labuan F.T., Malaysia.

“LTL Certificates” shall have the meaning set forth in Section 2.4.

“LTL Ordinary Stock” shall mean the ordinary stock of LTL.

“Investor” shall have the meaning set forth in the recitals.

2

“Investments” shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person (except for extensions of credit to customers in the ordinary course of business), all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including, but not limited to, arrangements in which (i) the first Person shares profits and losses of the other Person, (ii) any such other Person has the right to obligate or bind the first Person to any third party, or (iii) the first Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other entity.

“Knowledge” shall mean, in the case of any Person who is an individual, knowledge that a reasonable individual under similar circumstances would have after such reasonable investigation and inquiry as such reasonable individual would under such similar circumstances make, and in the case of a Person other than an individual, the knowledge that a senior officer, director or manager of such Person, or any other Person having responsibility for the particular subject matter at issue of such Person, would have after such reasonable investigation and inquiry as such senior officer, director, manager or responsible Person would under such similar circumstances make.

“Law” and “Laws” shall mean any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order or other requirement or rule of law.

“Liabilities” shall mean any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of taxes, other governmental charges or Litigation, whether or not of a kind required by GAAP or International Financial Reporting Standards, as applicable, to be set forth on a financial statement.

“Litigation” shall mean any actions, suits, investigations, claims or proceedings.

“Material Adverse Effect” shall mean any event or condition of any character which has had or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities, properties, or business of the Company or LTL, as applicable.

“Material Company Agreement” shall have the meaning set forth in Section 3.17.

“Material LTL Agreement” shall have the meaning set forth in Section 4.20

“Net Profits” shall mean net profits as stated in the financial statements filed by the Company with the Securities and Exchange Commission.

“Person” shall mean any natural person, corporation, unincorporated organization, partnership, association, limited liability company, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government or any other entity.

“Related Party” shall have the meaning set forth in Section 4.21.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Sold LTL Stock” shall have the meaning set forth in Section 2.4

“Subsidiary” of any Person shall mean any Person, whether or not capitalized, in which such Person owns, directly or indirectly, an equity interest of more than fifty percent (50%), or which may effectively be controlled, directly or indirectly, by such Person.

“Tax” and “Taxes” shall mean (i) all income, excise, gross receipts, ad valorem, sales, use, employment, franchise, profits, gains, property, transfer, payroll, withholding, severance, occupation, social security, unemployment compensation, alternative minimum, value added, intangibles or other taxes, fees, stamp taxes, duties, charges, levies or assessments of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any governmental or regulatory authority with respect thereto, (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of a consolidated, combined, unitary or aggregate group for any Taxable period, and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of being a transferee or successor to any person or as a result of any express or implied obligation to indemnify any other Person.

3

“Tax Returns” shall mean returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

“Termination Date” shall have the meaning set forth in Section 6.6.

The words “hereof”, “herein” and “hereunder” and the words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa.

ARTICLE II

Transactions; Terms of Share Exchange; Manner of Exchange

2.1           Exchange of Shares. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined below):

(a)     At the direction of the Investor, the Company shall issue to the Investor up to an aggregate of in exchange for Ten Million (10,000,000) shares of Company Common Stock in accordance with Section 2.4 hereof;

(b)     The Investor shall deliver to the Company the original LTL Certificates evidencing the Sold LTL Stock and all appropriately executed transfer documents in favor of the Company, in order to effectively transfer to the Company the right, title and interest in and to the Sold LTL Stock;

(c)     the Exchange shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the Boards of Directors of the Company; and

(d)     the Securities issued by the Company in connection with this Share Exchange Agreement are issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933.

2.2           Time and Place of Closing. The closing of the transactions contemplated hereby (the “Closing”) will take place at 10:00 A.M. on the date following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby as set forth in Article VI (other than conditions with respect to actions the respective parties will take at the Closing itself) (the “Closing Date”). The Closing shall be held at the principal office of the Company, or at such other location or time as may be mutually agreed upon by the parties. The parties agree to take all necessary and prompt actions so as to complete the Closing on or before November 30, 2020, or at such other date as may be agreed to by the parties in writing.

2.3           Effective Time. The Exchange and other transactions contemplated by this Agreement shall become effective on the Closing Date (the “Effective Time”).

2.4            Exchange of Shares. At the Closing, the Investor shall surrender all of the share certificates or records which represent in the aggregate of Ten Thousand (10,000) shares of the LTL Ordinary Stock (representing up to 100% of the total issued and outstanding shares of LTL Ordinary Stock) (collectively, the “Sold LTL Stock”) immediately prior to the Closing Date (the “LTL Certificates”), and the Investor shall at the Effective Time receive in exchange therefor that number of shares of the Company Common Stock at an exchange ratio of One LTL Ordinary Stock for 100 shares of the Company Common Stock, up to a maximum of 10,000,000 shares of the Company’s Common Stock.

2.5            Legend On Securities. Each certificate for the shares of the Company Common Stock to be issued to the Investor as part of the Consideration shall bear substantially the following legend:

4

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “US SECURITIES ACT”), OR THE SECURITY LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM FEDERAL OR STATE SECURITIES LAWS. HEDGING TRANSACTION INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT”.

ARTICLE III

Representations and Warranties of the Company

In order to induce the Investor to enter into this Agreement and to consummate the transactions contemplated hereby, the Company makes the representations and warranties set forth below to LTL and the Investor.

3.1            Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry on its business as presently conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect on the Company.

3.2            Authorization; Enforceability. The execution, delivery and performance of this Agreement, by the Company and all other agreements to be executed, delivered and performed by the Company pursuant to this Agreement (collectively, the “Exchange Documents”) and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or individual action on the part of the Company. The Exchange Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligation of the Company, assuming the due authorization, execution and delivery of this Agreement by the Investor, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3            No Violation or Conflict. To the Knowledge of the Company, the execution, delivery and performance of this Agreement and the Exchange Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby: (a) do not violate or conflict with any provision of law or regulation (whether federal, state or local) of the United States of America, or any writ, order or decree of any court or governmental or regulatory authority, or any provision of the Company’s Articles of Incorporation or Bylaws; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default), cause the acceleration of performance, give to others any right of termination, amendment, acceleration or cancellation of or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any instrument or agreement to which the Company is a party or by which the Company or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing.

3.4            Consents of Governmental Authorities and Others. To the Knowledge of the Company, other than in connection with the provisions of the Exchange Act, and the Securities Act, no consent, approval, order or authorization of, or registration, declaration, qualification or filing with any federal, state or local governmental or regulatory authority, or any other Person, is required to be made by the Company in connection with the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, excluding the execution, delivery and performance of this Agreement by the Investor.

5

3.5           Conduct of Business. Since August 31, 2020, the Company has conducted its business in the ordinary and usual course consistent with past practices and there has not occurred any Material Adverse Effect on the Company. Except as disclosed in the Commission Reports, the Company has not (a) amended its Articles of Incorporation or Bylaws; (b) issued, sold or authorized for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities or entered into any agreements or commitments of any character obligating it to issue or sell any such securities; (c) redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such capital stock; (d) suffered any damage, destruction or loss, whether or not covered by insurance, which has had or could reasonably be expected to have a Material Adverse Effect; granted or made any mortgage or pledge or subjected itself or any of its properties or assets to any lien, charge or encumbrance of any kind; (f) made or committed to make any capital expenditures in excess of USD$100,000; (g) become subject to any guaranty; (h) granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any severance package, bonus, pension, profit-sharing or other plan or commitment); (i) entered into any agreement which would be a material agreement, or amended or terminated any existing material agreement; (j) to the Knowledge of the Company, been named as a party in any Litigation, or become the focus of any investigation by any government or regulatory agency or authority; (k) declared or paid any dividend or other distribution with respect to its capital stock; or (l) to the Knowledge of the Company, experienced any other event or condition of any character which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company.

3.6           Litigation. There is no Litigation pending or, to the Knowledge of the Company, threatened before any court or by or before any governmental or regulatory authority or arbitrator, (a) affecting the Company (as plaintiff or defendant) or (b) against the Company relating to the Company Common Stock or the transactions contemplated by this Agreement.

3.7           Brokers. The Company has not employed any broker or finder, nor has it nor will it incur, directly or indirectly, any broker’s, finder’s, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement or the Exchange Documents.

3.8           Compliance. To the Knowledge of the Company, the Company is in compliance with all federal, state, local and foreign laws, ordinances, regulations, judgments, rulings, orders and other requirements applicable to the Company and its assets and properties. To the Knowledge of the Company, the Company is not subject to any judicial, governmental or administrative inquiry, investigation, order, judgment or decree.

3.9           Charter, Bylaws and Corporate Records. The Commission Reports contain true, correct and complete copies of (a) the Articles of Incorporation of the Company, as amended and in effect on the date hereof, (b) the Bylaws of the Company, as amended and in effect on the date hereof.

3.10          Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 10,000,000,000 shares of common stock, USD $0.001 par value per share, and 20,000,000 shares of preferred stock, par value $0.001, of which as of the date of this Agreement, 131,350,683 shares of the Company Common Stock and 1,000,000 shares of preferred stock are issued and outstanding. All shares of outstanding Company Common Stock and Preferred Stock have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable.

3.11         Rights, Warrants, Options. Except as set forth in the Commission Reports, there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Company; (b) options, warrants, subscriptions, puts, calls, or other rights to acquire capital stock or other equity interests of the Company; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Company of any capital stock or other equity interests of the Company, or any instruments convertible or exercisable for any such securities or any options, warrants or rights to acquire such securities.

3.12          Commission Filings and Financial Statements. To the Company’s Knowledge, all of the Commission Reports required to be filed by the Company have been filed with the Commission for the periods indicated in the definition of Commission Reports, and as of the date filed, each of the Commission Reports were true, accurate and complete in all material respects and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The financial statements included in the Commission Reports of the Company: (a) have been prepared in accordance with the books of account and records of the Company; (b) fairly present, and are true, correct and complete statements in all material respects of the Company’s financial condition and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with GAAP consistently applied with prior periods.

6

3.13         Absence of Undisclosed Liabilities. Other than as disclosed by the Commission Reports and the financial statements of the Company included in the Commission Reports, the Company does not have any Liabilities. The Company has no Knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of the Company.

3.14         Real Property. The Company does not own any fee simple interest in real property. The Company does not lease, sublease, or have any other contractual interest in any real property.

3.15          Benefit Plans and Agreements. Except as disclosed in the Commission Reports, the Company is not a party to any Benefit Plan (as defined in Section 4.17) or employment agreement under which the Company currently has an obligation to provide benefits to any current or former employee, officer, director, consultant or advisor of the Company.

3.16          Material Agreements. Except as disclosed in the Commission Reports, the Company has no other material written and oral contracts or agreements including without limitation any: (i) contract resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of One Hundred Thousand Dollars (USD$100,000.00) in any instance, or series of related contracts that in the aggregate give rise to rights or obligations exceeding such amount; (ii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing or lending of money or encumbrance of assets involving more than One Hundred Thousand Dollars (USD$100,000.00) in each instance; (iii) agreement which restricts the Company from engaging in any line of business or from competing with any other Person; or (iv) any other contract, agreement, instrument, arrangement or commitment that is material to the condition (financial or otherwise), results of operation, assets, properties, liabilities, or business of the Company (collectively, and together with the employment agreements, Employee Benefit Plans and all other agreements required to be disclosed on any schedule to this Agreement, the “Material Company Agreements”).

3.17          Disclosure. No representation or warranty of the Company contained in this Agreement, and no statement, report, or certificate furnished by or on behalf of the Company to LTL pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or omits to state a material fact necessary in order to provide Investor with full and proper information as to the business, financial condition, assets, liabilities, and results of operation of the Company and the value of the properties or the ownership of the Company.

ARTICLE IV

Representations and Warranties of LTL and the Investor

In order to induce the Company to enter into this Agreement and to consummate the transactions contemplated hereby, the Investor hereby makes the representations and warranties set forth below to the Company. The parties agree that except for the representations and warranties set forth in Sections 4.2, 4.6, 4.9 and 4.20, each representation made by the Investor in this Article IV is made to the best Knowledge of the Investor.

4.1          Organization. LTL is a Malaysian company duly organized, validly existing and in good standing under the laws of Malaysia. LTL has all requisite corporate power and authority to carry on its business as presently conducted. LTL is duly qualified to transact business in Malaysia and Hong Kong and is in good standing as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect on LTL.

4.2          Authorization; Enforceability. All corporate action on the part of LTL, the Investor and each of LTL’s officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the other documents contemplated hereby by LTL and the Investor, the performance of all obligations of the LTL and the Investor hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the LTL Ordinary Stock being sold hereunder has been taken or will be taken prior to the Closing. LTL and the Investor have the capacity to execute, deliver and perform this Agreement. This Agreement and all other documents executed and delivered by the Investor pursuant to this Agreement, as approved by LTL, have been duly executed and delivered and constitute the legal, valid and binding obligations of the Investor, as applicable, assuming the due authorization, execution and delivery of this Agreement by the Company, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principals of equity.

7

4.3           No Violation or Conflict. The execution, delivery and performance of this Agreement and the other documents contemplated hereby by the Investor, and the consummation by the Investor of the transactions contemplated hereby: (a) do not violate or conflict with any provision of applicable law or regulation, or any writ, order or decree of any court or governmental or regulatory authority, or any provision of LTL’s memorandum and articles of association; and (b) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default), cause the acceleration of performance, give to others any right of termination, amendment, acceleration or cancellation of or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of LTL pursuant to any instrument or agreement to which LTL is a party or by which LTL or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing.

4.4           Consents of Governmental Authorities and Others. No consent, approval or authorization of, or registration, qualification or filing with governmental or regulatory authority, or any other Person, is required to be made by LTL or the Investor in connection with the execution, delivery or performance of this Agreement by the Investor, as applicable, or the consummation by the Investor of the transactions contemplated hereby, excluding the execution, delivery and performance of this Agreement by the Company.

4.5           Litigation. There is no Litigation pending or threatened before any court or by or before any governmental or regulatory authority or arbitrator (a) affecting LTL (as plaintiff or defendant) or (b) against LTL relating to LTL Ordinary Stock or the transactions contemplated by this Agreement.

4.6           Brokers. The Knowledge of the Investor, LTL nor the Investor has employed any broker or finder, and has not incurred and will not incur, directly or indirectly, any broker’s, finder’s, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement or the Exchange Documents.

4.7           Compliance. LTL is in compliance with all ordinances, regulations, judgments, rulings, orders and other requirements imposed by governmental authorities or agencies applicable to LTL and its assets and properties, except where such noncompliance would not have a Material Adverse Effect on LTL. To the Knowledge of the Investor, it is not subject to any judicial, governmental or administrative inquiry, investigation, order, judgment or decree. LTL has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it. LTL is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

4.8           Charter, Bylaws and Corporate Records. The Company has been provided with true, correct and complete copies of (a) the memorandum and articles of association of LTL, as amended and in effect on the date hereof and (b) the minute book of LTL (containing all corporate proceedings from the date of incorporation). Such minute book contains accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and shareholders of LTL from the date of its incorporation to the date hereof which were memorialized in writing.

4.9           Capitalization. As of the date of this Agreement, the authorized capital stock of LTL is 10,000, consisting of Ten Thousand (10,000) shares of LTL Ordinary Stock at MY$1 per share. LTL has issued and outstanding Ten Thousand (10,000) shares of LTL Ordinary Stock. The issued and outstanding shares of LTL Ordinary Stock constitute one hundred percent (100%) of the issued and outstanding capital stock of LTL. All of the outstanding shares of LTL Ordinary Stock have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable. There are no dividends which have accrued or been declared but are unpaid on the capital stock of LTL.

4.10          Subsidiaries. LTL has two subsidiaries, Leet Entertainment Group Limited, a Hong Kong company, and Leet Entertainment Sdn. Bhd., a Malaysian company.

4.11         Rights, Warrants, Options. There are no outstanding: (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of LTL; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of LTL; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by LTL of any capital stock or other equity interests of LTL, or any instruments convertible or exercisable for any such securities or any options, warrants or rights to acquire such securities.

8

4.12          Conduct of Business. Except as set forth below, since March 31, 2019, LTL has conducted its business in the ordinary and usual course consistent with past practices and there has not occurred any Material Adverse Effect in the condition (financial or otherwise), results of operations, properties, assets, liabilities, or business of LTL. Since October 39, 2020, LTL has not (a) amended its memorandum and articles of association; (b) issued, sold or authorized for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities or entered into any agreements or commitments of any character obligating it to issue or sell any such securities; (c) redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such capital stock; (d) suffered any damage, destruction or loss, whether or not covered by insurance, which has had or could reasonably be expected to have a Material Adverse Effect on any of its properties, assets, or business; granted or made any mortgage or pledge or subjected itself or any of its properties or assets to any lien, charge or encumbrance of any kind; (f) made or committed to make any capital expenditures in excess of USD$100,000; (g) become subject to any guaranty; (h) granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any severance package, bonus, pension, profit-sharing or other plan or commitment); (i) entered into any agreement which would be a material agreement, or amended, transferred or terminated any existing material agreement; (j) been named as a party in any Litigation, or become the focus of any investigation by any government or regulatory agency or authority; (k) declared or paid any dividend or other distribution with respect to its capital stock; or (l) experienced any other event or condition of any character which has had, or could reasonably be expected to have, a Material Adverse Effect on LTL.

4.13	Taxes.

(a)            all Taxes payable by LTL (if any) have been fully and timely paid or are fully provided for;

(b)            neither LTL nor any Person on behalf of or with respect to LTL has executed or filed any agreements or waivers extending any statute of limitations on or extending the period for the assessment or collection of any Tax. No power of attorney on behalf of LTL with respect to any Tax matter is currently in force;

(c)            LTL is not a party to any Tax-sharing agreement or similar arrangement with any other party (whether or not written), and LTL has not assumed any Tax obligations of, or with respect to any transaction relating to, any other Person, or agreed to indemnify any other Person with respect to any Tax;

(d)            no Tax Return concerning or relating to LTL or its operations has ever been audited by a government or taxing authority, nor is any such audit in process or pending, and LTL has not been notified of any request for such an audit or other examination. To the Knowledge of Investor, no claim has been made by a taxing authority in a jurisdiction where Tax Returns concerning or relating to LTL or its operations have not been filed, that it is or may be subject to taxation by that jurisdiction;

(e)            LTL has never been included in any consolidated, combined, or unitary Tax Return; and

(f)            LTL has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes, and has duly and timely withheld from employee salaries, wages and other compensation, and has paid over to the appropriate taxing authorities, all amounts required to be so withheld and paid over for all periods under all applicable laws.

4.14        Environmental Matters. (a) No real property used by LTL presently or in the past has been used to manufacture, treat, store, or dispose of any hazardous substance and such property is free of all such substances such that the condition of the property is in compliance with applicable Environmental Laws; (b) LTL is in compliance with all Environmental Laws applicable to LTL or its business as a result of any hazardous substance utilized by LTL in its business or otherwise placed at any of the facilities owned, leased or operated by LTL, or in which LTL has a contractual interest; (c) LTL has not received any complaint, notice, order, or citation of any actual, threatened or alleged noncompliance by LTL with any Environmental Laws; and (d) there is no Litigation pending or threatened against LTL with respect to any violation or alleged violation of the Environmental Laws, and there is no reasonable basis for the institution of any such Litigation.

9

4.15        Financial Statements. The Financial Statements shall: (a) have been prepared in accordance with the books of account and records of LTL; (b) fairly present, and are true, correct and complete statements in all material respects of LTL’s financial condition and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with International Financial Reporting Standards consistently applied with prior periods.

4.16        Absence of Undisclosed Liabilities. Other than as disclosed in the Financial Statements, LTL does not have any Liabilities. Investor has no Knowledge of any circumstances, conditions, events or arrangements which may hereafter give rise to any Liabilities of LTL.

4.17        Employment Agreements; Employee Benefit Plans and Employee Payments. LTL is not a party to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) under which LTL currently has an obligation to provide benefits to any current or former employee, officer, director, consultant or advisor of LTL (collectively, “Benefit Plans”).

4.18        Assets & Liabilities. LTL has good, clear and marketable title to all the tangible properties and tangible assets reflected in the Financial Statements as being owned by LTL or acquired after the date thereof which are, individually or in the aggregate, material to LTL’s business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all material liens.

4.19        Patents and Trademarks. To the Investor’s Knowledge with respect to patents, trademarks, services marks and trade names only, LTL has sufficient title and ownership of or exclusive licenses to all patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any violation or infringement of, or other conflict with, the rights of others, except for such items as have yet to be conceived or developed or that are expected to be available for licensing on reasonable terms from third parties. There are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership of interests of any kind relating to anything referred to above in this Section 4.19 that is to any extent owned by or exclusively licensed to LTL, nor is LTL bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, licenses, information, proprietary rights and/or processes of any other person or entity, except, in either case, for standard end-user, object code, internal-use software license and support/maintenance agreements for software that is not and will not be incorporated into, or used to provide or develop, LTL’s software, products or services. LTL has not received any communications alleging that LTL has violated or would violate any of the patents, trademarks, service marks, domain names, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity and the Investor is not aware of any potential basis for such an allegation or of any specific reason to believe that such an allegation may be forthcoming. The Investor is not aware that any of LTL’s employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of LTL or that would conflict with LTL’s business as presently conducted or as proposed to be conducted. Neither the execution nor delivery of this Agreement or the Exchange Documents, nor the carrying on of LTL’s business by the employees of LTL, nor the conduct of LTL’s business as proposed, will, to the Investor’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Investor does not believe LTL is or will be required to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to or outside the scope of their employment by LTL. To the extent LTL uses any “open source” or “copyleft” software or is a party to “open” or “public source” or similar licenses, LTL is in compliance with the terms of any such licenses, any such software and licenses are listed below, and LTL is not required (and, even if it distributed its software, would not be required) under any such license to (a) make or permit any disclosure or to make available any source code for its (or any of its licensors’) proprietary software or (b) distribute or make available any of the LTL’s proprietary software or intellectual property (or to permit any such distribution or availability).

10

4.20         Material Agreements. Except as disclosed in Exhibit A hereto, LTL has no other material written and oral contracts or agreements, including, without limitation any: (i) contract resulting in a commitment or potential commitment for expenditure or other obligation or potential obligation, or which provides for the receipt or potential receipt, involving in excess of Twenty Thousand Dollars (USD$20,000.00) in any instance, or series of related contracts that in the aggregate give rise to rights or obligations exceeding such amount; (ii) indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing or lending of money or encumbrance of assets involving more than Twenty Thousand Dollars (USD$20,000.00) in each instance; (iii) agreement which restricts LTL from engaging in any line of business or from competing with any other Person; or (iv) any other contract, agreement, instrument, arrangement or commitment that is material to the condition (financial or otherwise), results of operation, assets, properties, liabilities, or business of LTL (collectively, and together with the employment agreements, Employee Benefit Plans and all other agreements required to be disclosed on any schedule to this Agreement, the “Material LTL Agreements”). All Material LTL Agreements are in full force and effect. None of the execution, delivery or performance of this Agreement or the Exchange Documents, nor the carrying on of LTL’s business by LTL, nor the conduct of LTL’s business as proposed, will, to LTL’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the amendment, transfer or termination of, or fine, penalty or any other adverse event under, any Material LTL Agreements, or any portion thereof. There are no understandings, arrangements or agreements to amend, transfer or terminate any Material LTL Agreement prior to the stated expiration or termination date of such Material LTL Agreement after the Closing. Without limiting the generality of the foregoing, the agreements set out in Exhibit A, or contemplated agreements of items set out in Exhibit A, continues to be valid and enforceable.

4.21         Related-Party Transactions. No Investor, employee, officer, or director of LTL (a “Related Party”) or member of such Related Party’s immediate family, or any corporation, partnership or other entity in which such Related Party is an officer, director or partner, or in which such Related Party has significant ownership interests or otherwise controls, is indebted to LTL, nor is LTL indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Investor’s knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which LTL is affiliated or with which LTL has a business relationship, or any firm or corporation that competes with LTL, except that employees, officers, or directors of LTL and members of such Related Party’s immediate families may own stock in publicly traded companies that may compete with LTL. No Related Party or member of their immediate family is directly or indirectly interested in any material contract with LTL.

4.22         Labor Agreements and Actions; Employee Compensation. LTL is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Investor’s knowledge, has sought to represent any of the employees, representatives or agents of LTL. There is no strike or other labor dispute involving LTL pending, or to the Investor’s knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of LTL (as such business is presently conducted and as it is proposed to be conducted), nor is Investor aware of any labor organization activity involving LTL’s employees. The Investor is not aware that any officer or key employee of LTL, or that any group of key employees, intends to terminate their employment with LTL, nor does LTL have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of LTL is terminable at the will of LTL. To The Investor’s knowledge, LTL has complied in all material respects with all applicable laws related to employment. LTL is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. LTL is not obligated to pay severance or any other additional compensation upon the termination of any employee.

4.23         Disclosure. No representation or warranty of LTL or the Investor contained in this Agreement, and no statement, report, or certificate furnished by or on behalf of LTL or the Investor to the Company pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or omits to state a material fact necessary in order to provide the Company with full and proper information as to the business, financial condition, assets, liabilities, or results of operation of LTL and the value of the properties or the ownership of LTL.

4.24         Further Representations and Warranties. The Investor (by his signature) further hereby represent and warrant to the Company that:

11

a.            He understands that the shares of the Company Common Stock (collectively, the “Securities”) to be issued to him pursuant to this Agreement HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCIES AND NO REGISTRATION STATEMENT HAS BEEN FILED WITH ANY REGULATORY AGENCY;

b.            He is not an underwriter and will be acquiring the Securities solely for investment for his own account and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

c.            His is not a person in the United States of America and at the time the offer to purchase his shares of LTL was originated, and was and is outside the United States of America and is not a citizen of the United States (a “U.S. person”) as that term is defined in Regulation S of the Securities Act;

d.            He understands the speculative nature and risks of Investments associated with the Company, and confirm that the acquisition of the Securities would be suitable and consistent with their investment program and that their financial position enables him to bear the risks of this investment;

e.            To the extent that any federal, and/or state securities laws shall require, he hereby agrees that any securities acquired pursuant to this Agreement shall be without preference as to assets;

f.            The certificate for shares of the Securities will contain a legend that transfer is prohibited except in accordance with the provisions of Regulation S;

g.            He has had the opportunity to ask questions of the Company and have received all information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, he acknowledges receipt of: (1) all material books, records and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all documents and reports filed with the Commission; and, (4) an opportunity to question the appropriate executive officers or partners;

h.            He has satisfied the suitability standards and securities laws imposed by the government of the respective country he resides;

i.             He has adequate means of providing for his current needs and personal contingencies and have no need to sell the Securities acquired in the foreseeable future (that is at the time of the investment, he can afford to hold the investment for an indefinite period of time);

j.            He has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, is capable of reading and interpreting financial statements. Further, he is “sophisticated investors” as that term is defined in applicable court cases and the rules, regulations and decisions of the United States Securities and Exchange Commission;

k.            The offer and sale of the Securities referred to herein is being made outside the United States within the meaning of and in full compliance with Regulation S;

l.                                                            His is not a U.S. person within the meaning of Regulation S and is not acquiring the Shares for the account or benefit of any U. S. person;

m.            He hereby agrees not to engage in any hedging transactions involving the securities described herein unless in compliance with the Securities Act and Regulation S promulgated thereunder; and

n.            He agrees to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

12

ARTICLE V

Additional Agreements

5.1           Survival of the Representations and Warranties. The representations and warranties and covenants set forth in Article III and Article IV of this Agreement shall survive the Closing until the expiration of twelve (12) months from the Closing Date. No claim for indemnity with respect to breaches of representations and warranties may be brought by any party hereto, other than a claim for fraud or intentional misrepresentation, after expiration of the applicable survival period therefore as set forth in this Section 5.1.

5.2           Investigation. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. All statements contained herein or in any schedule, certificate, exhibit, list or other document required to be delivered pursuant hereto, shall be deemed to be representations and warranties for purposes of this Agreement; provided, that any knowledge or materiality qualifications contained herein shall be applicable to such other documents.

5.3           General Confidentiality. Each of the parties hereto will treat and hold as such all of the Confidential Information of the other party, refrain from using any of the Confidential Information except in connection with this Agreement, and unless there is a closing on the Exchange, deliver promptly to the owner of such Confidential Information or destroy, at the request and option of the owner of the Confidential Information, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that any of the parties is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that party will notify the affected party promptly of the request or requirement so that the affected party may seek an appropriate protective order or waive compliance with the provisions of this Section 5.4. If, in the absence of a protective order or the receipt of a waiver hereunder, any of the parties is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that Party may disclose the Confidential Information to the tribunal; provided, however, that the disclosing party shall use its commercially reasonable efforts to obtain, at the request of the affected party, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the affected party shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

5.4           Non-Competition and Non-Solicitation. Each of LTL and the Investor agrees that so long as the Company holds ten percent (10%) of more of the issued and outstanding securities of LTL (the “Restricted Period”), LTL and the Investor will not provide any services or engage in any employment or business activity which is competitive with, or would otherwise conflict with, the Company without the Company’s express written consent. Each of LTL and the Investor agrees further that during the Restricted Period, it, he or she: (i) will not, either directly or through others, use trade secret information of the Company to solicit or attempt to solicit any customer, vendor, employee, independent contractor or consultant of the Company to terminate his or her relationship with the Company in order to become a customer, vendor, employee, consultant or independent contractor to or for any other person or entity including, without limitation, Director; (ii) will not use trade secret information of the Company to solicit or engage in competitive business with Company’s existing or potential vendors or customers at the time; and (iii) will not encourage or solicit any customer, vendor, employee or consultant to leave the Company for any reason.

5.5           Indemnification. The Investor shall indemnify and hold harmless the Company against any and all claims, losses, penalties, fines, forfeitures, costs, including reasonable and necessary legal fees (irrespective of whether or not incurred in connection with the defense of any actual or threatened action, proceeding, or claim), judgments, and any other costs, fees and expenses (collectively, “Losses”) that the Company suffers or may sustain in any way related to or in connection with any: (i) fraud, negligence or willful misconduct by LTL or the Investor, or (ii) a breach of the representations or warranties or other obligations of LTL or the Investor contained in this Agreement or any Exchange Documents.

5.6           Tax Treatment. Neither the Company nor Investor will knowingly take any action, written or otherwise, which would result in the transactions contemplated by this Agreement not being accounted for as tax-free exchange under the Code.

13

5.7           General. In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably may request, all at the sole cost and expense of the requesting party.

ARTICLE VI

Closing; Deliveries; Conditions Precedent

6.1          Closing; Effective Date. All proceedings taken and all documents executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

6.2	Deliveries

(a)	At Closing, the Company shall deliver the following documents to the Investor:

(i)            a certificate, dated the Closing Date, signed by the directors of the Company setting forth that: (i) authorizing resolutions were adopted by all the directors of the Company approving the acquisition of the Sold LTL Stock by the Company from the Investor in consideration of 10,000,000 shares of the Company Common Stock in aggregate to the Investor and the Exchange under the terms and conditions of this Agreement; and (ii) the Company’s transfer agent has been authorized to issue the shares of the Company Common Stock to the Investor in accordance with Section 2.4 hereof (the aggregate of which represents the Consideration) and the other documents contemplated hereby and the transactions contemplated hereby and thereby.

(ii)           the certificate referred to in Section 6.3(d).

(b)           At Closing, the Investor shall deliver the following documents to the Company:

(i)            the LTL Certificates or Records representing all of the Sold LTL Stock (i.e. 100% of the issued and outstanding shares of LTL Ordinary Stock);

(ii)           a certificate from a director or the company secretary of LTL, as of a recent date, as to the good standing of LTL and certifying its Memorandum and Articles of Association;

(iii)         certificates, dated the Closing Date, signed by a director of LTL setting forth that authorizing resolutions were adopted by LTL’s Board of Directors approving the transfer of all the Sold LTL Stock to the Company, this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby;

(iv)          the Company stock certificates representing the aggregate amount of Consideration, together with the necessary stock powers executed in blank and such other instruments of transfer as may be necessary or desirable to transfer full and complete ownership of such Consideration to the Company as set forth in Section 2.1(b);

(v)           the certificates referred to in Section 6.4(d).

6.3          Conditions Precedent to the Obligations of the Investor. Each and every obligation to consummate the transactions described in this Agreement and any and all liability of the Investor to the Company shall be subject to the following conditions precedent:

14

(a)            Representations and Warranties True. Each of the representations and warranties of the Company contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date.

(b)            Performance. The Company shall have performed and complied in all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)            No Material Adverse Change. Except as expressly permitted or contemplated by this Agreement, no event or condition shall have occurred which has adversely affected or may adversely affect in any respect the condition (financial or otherwise) of the Company between the date of execution of this Agreement and the Closing Date.

(d)          The Company’s Certificate. The Company shall have delivered to Investor a certificate dated the Closing Date and signed by a director of the Company, certifying that the conditions specified in Sections 6.3(a), (b) and (c) above have been fulfilled.

(e)           Consents. The Company shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this Agreement.

6.4           Conditions Precedent to the Obligations of the Company. Each and every obligation of the Company to consummate the transactions described in this Agreement and any and all liability of the Company to the Investor shall be subject to the fulfilment of the following conditions precedent:

(a)           Representations and Warranties True. Each of the representations and warranties of the Investor contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date.

(b)           Performance. The Investor shall have performed and complied in all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)           No Material Adverse Change. Except as expressly permitted or contemplated by this Agreement, no event or condition shall have occurred which has adversely affected or may adversely affect in any respect the condition (financial or otherwise) of LTL between the date of execution of this Agreement and the Closing Date.

(d)          Investor’s Certificates. LTL and the Investor shall have delivered a certificate or Records addressed to the Company, dated the Closing Date, certifying that the conditions specified in Sections 6.4(a), (b) and (c) above have been fulfilled.

(e)          Consents. The Investor shall have obtained all authorizations, consents, waivers and approvals as may be required to consummate the transactions contemplated by this Agreement, including but not limited to those with respect to any material agreement of LTL, including but not limited to any Material LTL Agreement, particularly the agreements in Exhibit A.

(f)           Due Diligence Review. The Company shall have completed within sixty (60) days from the date of this Agreement of its due diligence investigation of LTL to its satisfaction.

(g)          Financial Statements. The Investor shall have delivered to the Company the Financial Statements of LTL. The Financial Statements shall: (a) have been prepared in accordance with the books of account and records of LTL; (b) fairly present, and are true, correct and complete statements in all material respects of LTL’s financial condition and the results of its operations at the dates and for the periods specified in those statements.

15

6.5           Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers.

6.6           Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the occurrence of the Closing (a) by the mutual consent of the parties hereto; (b) by the Company, if the Closing has not occurred on or prior to December 31, 2021, or such other date as may be agreed to by the parties hereto (such date of termination being referred to herein as the “Termination Date”), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfil any of its obligations hereunder; (c) by the Investor solely with respect to the Investor and LTL Ordinary Stock held by such Investor at any time at or prior to Closing in such Investor’s sole discretion if (i) any of the representations or warranties of the Company in this Agreement are not in all material respects true, accurate and complete or if the Company breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within fourteen (14) days after notice thereof, but in any event prior to the Termination Date or (ii) any of the conditions precedent to the Company’s obligations to conduct the Closing have not been satisfied by the date required thereof; or (d) by the Company at any time at or prior to Closing in its sole discretion if (i) any of the representations or warranties of the Investor in this Agreement are not in all material respects true, accurate and complete or if Investor breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within fourteen (14) days after notice thereof, but in any event prior to the Termination Date or (ii) any of the conditions precedent to the obligation of the Investor to conduct the Closing have not been satisfied by the date required thereof. If this Agreement is terminated pursuant to this Section 6.6, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (c) and (d) above, if any, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement.

6.7          Shares Issuance. Within Thirty (30) days after the Closing, the Company shall take all necessary steps to issue and deliver to the Investor the share certificates evidencing the Company Common Stock issuable in the names of the Investor for the respective number of shares to which the Investor are entitled pursuant to Section 2.4 hereof.

ARTICLE VII

Miscellaneous

7.1           Notices. Any notice, demand, claim or other communication under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses as follows (or at such other addresses as shall be specified by the parties by like notice):

If to the Company:	Blow & Drive Interlock Corporation
805, 8th Floor, Menara Mutiara Majestic, Jalan Othman Petaling Jaya 46000, Selangor, Malaysia
Attn: Secretary

If to the Investor:	To the address or number set forth below the Investor’s signature

Such notice shall be deemed delivered upon receipt against acknowledgment thereof if delivered personally, on the third business day following mailing if sent by certified mail, upon transmission against confirmation if sent by facsimile and on the next business day if sent by overnight courier.

7.2           Entire Agreement; Incorporation. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations, agreements and understandings, both written and oral, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein. All schedules, exhibits and other documents and agreements executed and delivered pursuant hereto are incorporated herein as if set forth in their entirety herein.

16

7.3            Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

7.4           Assignment. This Agreement may not be assigned by any party without the written prior consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.5           Waiver and Amendment. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties thereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the party against whom such waiver, extension or amendment is sought to be charged. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this Agreement. No failure by any party thereof to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party’s right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

7.6           No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement, except as otherwise provided herein.

7.7            Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof, shall be declared invalid, void or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such invalid, void or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, void or unenforceable provision.

7.8            Expenses. Except as otherwise provided herein, each party agrees to pay, without right of reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith.

7.9            Headings. The table of contents and the section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

7.10          Other Remedies; Injunctive Relief. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that subject to Section 7.13 hereof, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court in the state of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In any action at law or suit in equity to enforce this Agreement or the rights of the parties hereunder, the prevailing party in any such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

7.11         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed valid and binding.

17

7.12           Governing Law. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to the choice of law principles thereof.

7.13          Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the courts of the State of Delaware. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Delaware by virtue of a failure to perform an act required to be performed in the State of Delaware and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Delaware for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in the State of Delaware, and further irrevocably waive any claim that any suit, action or proceeding brought in the State of Delaware has been brought in an inconvenient forum.

7.14         Participation of Parties. The parties hereby agree that they have consulted their respective counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

7.15          Further Assurances. The parties hereto shall deliver any and all other instruments or documents reasonably required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer full and complete ownership of the Sold LTL Stock to the Company or the issuance of the applicable Securities to the Investor for the Consideration, as the case may be, free and clear of any liens or encumbrances.

7.16          Publicity. No public announcement or other publicity concerning this Agreement, or the transactions contemplated hereby shall be made without the prior written consent of both the Company and Investor as to form, content, timing and manner of distribution. Nothing contained herein shall prevent any party from making any filing required by federal or state securities laws or stock exchange rules of the United States of America.

7.17          No Solicitation. The Investor nor the Company shall authorize or permit any of LTL or the Company’s officers, directors, agents, representatives, managers, members, agents, or advisors to solicit, initiate or encourage or take any action to facilitate the submission of inquiries, proposals or offers from any person relating to any matter concerning any merger, consolidation, business combination, recapitalization or similar transaction involving LTL or the Company, respectively, other than the transaction contemplated by this Agreement or any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or delay the Exchange or which would or could be expected to dilute the benefits to each of the parties of the transactions contemplated hereby. Investor and the Company will immediately cease and cause to be terminated any existing activities, discussions and negotiations with any parties conducted heretofore with respect to any of the foregoing.

IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

BLOCK & DRIVE INTERLOCK CORPORATION.

By: /s/ Song Dai

       Director

INVESTOR

/s/ Song Dai

Signature

Print Name: Song Dai

No. of LTL Ordinary Shares:       2,000

18

INVESTOR

/s/ Low Lay Khiem

Signature

Print Name: Low Lay Khiem

No. of LTL Ordinary Shares:       1,700

19

INVESTOR

/s/ Tina Lai Hui Yin

Signature

Print Name: Tina Lai Hui Yin

No. of LTL Ordinary Shares:       1,000

20

INVESTOR

/s/ Ganesha Karuppiaya

Signature

Print Name: Ganesha Karuppiaya

No. of LTL Ordinary Shares:       1,000

21

INVESTOR

 /s/ Florance Goh Hian Choo

Signature

Print Name: Florance Goh Hian Choo

No. of LTL Ordinary Shares:       1,000

22

INVESTOR

/s/ Kamal Hamidon Bin Mohamed Ali

Signature

Print Name: Kamal Hamidon Bin Mohamed Ali

No. of LTL Ordinary Shares:       1,000

23

INVESTOR

 /s/ Long Ding Jung

Signature

Print Name: Long Ding Jung

No. of LTL Ordinary Shares:       800

24

INVESTOR

/s/ Low Beng Wah

Signature

Print Name: Low Beng Wah

No. of LTL Ordinary Shares:       1,000

25

INVESTOR

/s/ Alexander Seow Chi Ming

Signature

Print Name: Alexander Seow Chi Ming

No. of LTL Ordinary Shares:       500

26

APPROVED and Specifically Agreed as to Section 5.5:

LEET TECHNOLOGY LIMITED

By: /s/ Song Dai

       Song Dai

       Director

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

27

EXHIBIT A

MATERIAL LTL AGREEMENTS

28